UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: February 18, 2009

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on February 18, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to announce the expiration and results of the put option for AMR’s 4.5% senior convertible notes due 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  February 18, 2009

EXHIBIT INDEX

Exhibit   Description

99.1 Press Release

CONTACT:       Andrew Backover
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE: Wednesday, Feb. 18, 2009

AMR CORPORATION ANNOUNCES EXPIRATION AND RESULTS OF PUT OPTION
 FOR 4.5% SENIOR CONVERTIBLE NOTES DUE 2024

FORT WORTH, Texas — AMR Corporation (NYSE: AMR) today announced that holders of $282,911,000 in aggregate principal amount of its 4.5% Senior Convertible Notes due 2024 (the “Notes”) validly surrendered for purchase their Notes prior to the expiration of their right, pursuant to the terms of the Notes, to require AMR to purchase their Notes for cash (the “Put Option”). The Put Option expired at 5:00 p.m., New York City time, on Feb. 13, 2009. AMR has accepted for purchase all of the Notes validly surrendered for purchase and not withdrawn. The purchase price for the Notes pursuant to the Put Option was $1,000 in cash per $1,000 principal amount of the Notes, and the aggregate purchase price for all the Notes validly surrendered for purchase and not withdrawn was $282,911,000. The Company has forwarded cash in payment of the aggregate purchase price to Wilmington Trust Company, as paying agent, for distribution to holders of the Notes in accordance with the procedures of The Depository Trust Company. Following AMR’s purchase of the Notes pursuant to the Put Option, $198,000 in aggregate principal amount of the Notes remains outstanding.
Questions regarding the Put Option should be directed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, 9th Floor, Wilmington, DE, 19890, Attention: Alisha Clendaniel (302) 636-6470.
This press release is for informational purposes only and is not an offer to purchase, or the solicitation of an offer to purchase, the Notes. The offer for the Notes was made only pursuant to the Company Notice to Holders, dated January 15, 2009, which set forth the complete terms and conditions of the Put Option.

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com